UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number  (811-05037)

Professionally Managed Portfolios
(Exact name of registrant as specified in charter)

615 East Michigan Street
Milwaukee, WI 53202
(Address of principal executive offices) (Zip code)

Robert M. Slotky
Professionally Managed Portfolios
2020 E. Financial Way, Ste. 100
Glendora, CA 91741
(Name and address of agent for service)

(626) 914-7383
Registrant's telephone number, including area code

Date of fiscal year end: March 31

Date of reporting period:  September 30, 2010

Item 1. Reports to Stockholders.

SEMI-ANNUAL REPORT

Six Months Ended
September 30, 2010

October 29, 2010

Dear Shareholders:

The six-month period ended September 30, 2010 was good for the Perkins Discovery Fund (the “Fund”), while the stock market, in general, was slightly down.  The Fund finished the period with a return of +7.59% versus -2.13% for the Dow Jones Wilshire Micro-Cap Index, 0.25% for the Russell 2000® Index, -1.22% for the NASDAQ Composite Index and -2.41% for the S&P 500® Index.  Micro-cap stocks, in general, performed about in line with the rest of the market.  During the quarter ended September 30, 2010, the Fund was up 11.66% versus 7.19% for the Dow Jones Wilshire Micro-Cap Index.

At the Perkins Discovery Fund, we follow a bottom-up approach, using both fundamental and technical chart analysis to find new investment opportunities one by one and to monitor our current holdings.  During the six-month period, we acquired six new holdings and disposed of one.  As a result, the portfolio expanded from 39 holdings to 44.  We started the period with 9.3% in cash and cash equivalents and ended with 13.19% as more money came into the Fund than we spent on new holdings.  Since we were in a down market but experiencing net inflows to the Fund, we believe this was appropriate.

Our three biggest gaining stocks for the six-month period were Ebix, Inc., Uroplasty, Inc. and NetScout Systems, Inc.  Ebix provides internet-based software applications, exchanges and related services to the insurance industry.  We initially purchased the holding over four years ago as the earnings were steadily improving and the stock was moving up out of a multi-year consolidation.  We plan to hold this company as long as the positive fundamental and technical trends continue, although we did trim back our position in the past and may do so again in the future.  Uroplasty is a medical device company with products that address the incontinence market.  We initially purchased the holding over three years ago after the company received FDA approval on several new devices.  The stock was down significantly in the 2008 and early 2009 market, but was up strongly this year due to clinical trial results and the potential of the company’s new Urgent PC product.  NetScout makes software for monitoring and managing high speed computer networks.  We initially purchased the stock last year after it had pulled back in a difficult market and was trading at 10X trailing earnings.  The stock continues to perform very well.

The Fund’s three biggest losers were Conexant Systems, Inc., Wireless Ronin Technologies, Inc. and Mattson Technology, Inc.  Conexant is a leading provider of solutions for imaging, audio, embedded modem, and video surveillance applications.  Purchased last year as the stock was moving up out of a large base, it continued a strong move up into this spring, but it has been correcting since then.  We continue to monitor the position.  Wireless Ronin provides electronic data communication systems for digital signage, advertising and interactive kiosks.  We originally purchased Wireless Ronin almost four years ago due to high expectations for their digital signage technology, particularly in the fast food industry.  Acceptance of the technology has been slower than expected and we have sold part of our holding, but recent results are more encouraging.  Mattson manufactures processing equipment used in the production of semi-conductors.  We purchased our holding this spring as the stock was in an uptrend based on expectations for a strong ramp in sales of their products.  Sales, however, were not as robust as expected and the stock corrected into mid-September.  We are continuing to hold our position.

The table below shows the Fund’s performance for various periods ended September 30, 2010.

	Perkins	Dow Jones	Russell	NASDAQ	S&P
Annualized	Discovery	Wilshire	2000®	Composite	500®
Total Return	Fund	Micro-Cap Index	Index	Index	Index
Since 4-9-98 Inception	11.88%	6.64%	4.13%	2.13%	1.99%
Ten Year	5.87%	6.25%	4.00%	-4.29%	-0.43%
Five Year	5.08%	-1.28%	1.60%	1.94%	0.64%
Three Year	-5.09%	-6.70%	-4.29%	-4.29%	-7.16%
One Year	21.04%	5.46%	13.35%	11.60%	10.16%

Gross Expense Ratio: 2.90%

The Fund’s performance by calendar year is shown in the table below.

	Perkins	Dow Jones	Russell	NASDAQ	S&P
	Discovery	Wilshire	2000®	Composite	500®
Calendar Period	Fund	Micro-Cap Index	Index	Index	Index
1998 (Partial Year)	9.67%	-16.28%	-11.36%	21.34%	12.84%
1999	67.54%	40.68%	21.26%	85.58%	21.03%
2000	7.61%	-18.08%	-3.02%	-39.29%	-9.15%
2001	17.76%	24.82%	2.49%	-21.05%	-11.91%
2002	-31.18%	-8.54%	-20.48%	-31.53%	-22.18%
2003	67.87%	84.03%	47.25%	50.01%	28.62%
2004	22.55%	15.87%	18.33%	8.59%	10.92%
2005	1.13%	0.99%	4.55%	1.37%	4.88%
2006	20.46%	16.02%	18.37%	9.52%	15.80%
2007	4.31%	-8.52%	-1.57%	9.81%	5.49%
2008	-51.52%	-44.98%	-33.79%	-40.54%	-37.00%
2009	65.26%	47.59%	27.17%	43.89%	26.46%
2010 (YTD to 09/30/10)	20.92%	9.21%	9.12%	4.38%	3.89%
Annualized
(Inception to 09/30/10)	11.88%	6.64%	4.13%	2.13%	1.99%

Please note that performance data quoted represents past performance; past performance does not guarantee future results.  The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.  Current performance of the fund may be lower or higher than the performance quoted.  Performance data current to the most recent month end may be obtained by calling 800-366-8361. The Fund imposes a 1.00% redemption fee on shares held less than 90 days.  Performance data does not reflect the redemption fee.  If it had, return would be reduced.

We experienced a strong stock market, in general, starting in March of 2009 through April of this year.  This was followed by a correction through the end of August but then an up September and October, historically the two weakest months of the year.  This meshes nicely with the Four-Year Presidential Cycle, which calls for a significant rally from the low point of the mid-term election year to the high of the following year.  Also, on average, November through April is historically the strongest six-month period of the year.  Putting these things together makes us feel positive about the market going forward.

We cannot control the action of the market; however, we will continue to choose stocks that we believe can do well over the long term using our same bottom-up selection process of looking for small companies that are benefiting from positive change.  And, of course, we continue to monitor our holdings.  Some of these will reach levels where they will be sold, even though they may continue to be good companies.  Others will not work out in the way we anticipated and will be candidates to be sold.  Both will be replaced with new ideas, as part of an ongoing process.  We believe the Perkins Discovery Fund is well positioned in micro-cap growth stocks that hold significant promise for the future.

Thank you for your continued support.

Sincerely,

Richard W. Perkins, CFA	Daniel S. Perkins, CFA
President	Executive Vice President

Opinions expressed above are those of Richard W. Perkins or Daniel S. Perkins and are subject to change, are not guaranteed and should not be considered recommendations to buy or sell any security.

Small company investing involves additional risks such as limited liquidity and greater volatility. The Fund invests in micro-cap and early stage companies which tend to be more volatile and somewhat more speculative than investments in more established companies. As a result, investors considering an investment in the Fund should consider their ability to withstand the volatility of the Fund’s net asset value associated with the risks of the portfolio.

The S&P 500® Index is a broad-based unmanaged index of 500 stocks, which is widely recognized as representative of the equity market in general; the Russell 2000® Index consists of the smallest 2,000 companies in a group of 3,000 U.S. companies in the Russell 3000® Index, as ranked by market capitalization; and the NASDAQ Composite Index is a market capitalization-weighted index that is designed to represent the performance of the National Market System, which includes over 5,000 stocks traded only over-the-counter and not on an exchange.  The Dow Jones Wilshire Micro-Cap Index is formed by taking the 2,500 smallest companies, as measured by Market Capitalization of the Dow Jones Wilshire 5000 Index. One cannot invest directly in an index.  Please refer to the Schedule of Investments for more information regarding Fund holdings.  Fund holdings are subject to change and are not recommendations to buy or sell any security.

Investment performance reflects fee waivers in effect. In the absence of such waivers, total return would be reduced.

Must be preceded or accompanied by a prospectus.  Please read it carefully before investing.

The Fund is distributed by Quasar Distributors, LLC.

The Perkins Discovery Fund

SECTOR ALLOCATION as of September 30, 2010 (Unaudited)

*  Cash equivalents and liabilities in excess of other assets.

EXPENSE EXAMPLE For the Six Months Ended September 30, 2010 (Unaudited)

As a shareholder of the Perkins Discovery Fund (the “Fund”), you incur two types of costs: (1) transaction costs and (2) ongoing costs, including investment advisory fees; distribution fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (4/01/10 – 9/30/10).

Actual Expenses

The first line of the tables below provides information about actual account values based on actual returns and actual expenses. Although the Fund charges no sales load or other transaction fees, you will be assessed fees for outgoing wire transfers, returned checks and stop payment orders at prevailing rates charged by U.S. Bancorp Fund Services, LLC, the Fund’s transfer agent. If you request that a redemption be made by wire transfer, currently a $15.00 fee is charged by the Fund’s transfer agent. You will be charged a redemption fee equal to 1% of the net amount of the redemption if you redeem shares that have been held for less than 90 days. Individual Retirement Accounts (“IRA”) will be charged a $15.00 annual maintenance fee. To the extent the Fund invests in shares of other investment companies as part of their investment strategy, you will indirectly bear your proportionate share of any fees and expenses charged by the underlying funds in which the Fund invests in addition to the expenses of the Fund. Actual expenses of the underlying funds may vary. These expenses are not

The Perkins Discovery Fund

EXPENSE EXAMPLE For the Six Months Ended September 30, 2010 (Unaudited) (Continued)

included in the example below. The example below includes, but is not limited to, investment advisory fees, shareholder servicing fees, fund accounting, custody and transfer agent fees. However, the example below does not include portfolio trading commissions and related expenses, interest expense or dividends on short positions taken by the Fund and other extraordinary expenses as determined under generally accepted accounting principles. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the tables below provides information about hypothetical account values based on a hypothetical return and hypothetical expenses based on the Fund’s actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning	Ending	Expenses Paid
	Account	Account	During the Period
	Value 4/1/10	Value 9/30/2010	4/1/10 – 9/30/2010*
Actual	$1,000	$1,076	$10.41
Hypothetical (5% annual
return before expenses)	$1,000	$1,015	$10.10

* Expenses are equal to the Fund’s annualized expense ratio for the most recent six-month period of 2.00% (reflecting fee waivers in effect) multiplied by the average account value over the period multiplied by 183/365 (to reflect the one-half year period).

The Perkins Discovery Fund

SCHEDULE OF INVESTMENTS at September 30, 2010 (Unaudited)

Shares		Value

COMMON STOCKS: 86.2%

Administrative Services: 1.4%
50,000	RCM
	Technologies, Inc.*	$252,000

Ambulatory Health Care Services: 4.6%
25,000	MEDTOX
	Scientific, Inc.*	290,750
80,000	RadNet, Inc.*	192,000
20,000	U.S. Physical
	Therapy, Inc.*	334,400
		817,150
Amusement, Gaming & Entertainment: 0.4%
45,000	Lakes
	Entertainment, Inc.*	77,400

Chemical Manufacturing: 0.9%
200,000	Heska Corp.*	90,000
50,000	Oculus Innovative
	Sciences, Inc.*	78,000
		168,000
Computer & Electronic Manufacturing: 7.2%
50,000	Advanced Analogic
	Technologies, Inc.*	175,500
20,000	Compellent
	Technologies, Inc.*	363,600
135,000	Conexant Systems, Inc.*	221,400
100,000	Digirad Corp.*	205,000
175,000	iCAD, Inc.*	308,000
		1,273,500
Computer Systems Design Services: 15.1%
80,000	Computer Task
	Group, Inc.*	611,200
60,000	Ebix, Inc.*	1,407,000
30,000	NetScout Systems, Inc.*	615,300
50,000	Wireless Ronin
	Technologies, Inc.*	60,000
		2,693,500
Diversified Financial Services: 0.1%
40,000	Swordfish
	Financial, Inc.*	18,000

Food Manufacturing: 4.3%
10,000	Diamond Foods, Inc.	409,900
95,000	Inventure Foods, Inc.*	358,150
		768,050
Food Services: 3.7%
15,000	California Pizza
	Kitchen, Inc.*	255,900
40,000	Famous Dave’s
	of America, Inc.*	380,400
8,333	Granite City Food
	& Brewery Ltd.*	14,916
		651,216
Healthcare Manufacturing: 8.3%
20,000	AGA Medical
	Holdings, Inc.*	279,200
150,000	CardioGenesis Corp.*	40,500
40,000	Cardiovascular
	Systems, Inc.*	211,600
50,000	EDAP TMS S.A.- ADR*	124,500
15,810	Span-America Medical
	Systems, Inc.	225,609
125,000	Uroplasty, Inc.*	593,750
		1,475,159
Insurance Carriers: 1.3%
12,500	Life Partners
	Holdings, Inc.	237,875

Internet Services: 1.5%
75,000	PFSweb, Inc.*	261,000

Mining: 1.4%
50,000	USEC, Inc.*	259,500

Nursing & Residential Care Facilities: 1.8%
85,000	Metropolitan Health
	Networks, Inc.*	323,000

Oil & Gas Extraction: 2.4%
150,000	Abraxas
	Petroleum Corp.*	426,000

Paper Manufacturing: 3.2%
200,000	Verso Paper Corp.*	576,000

The accompanying notes are an integral part of these financial statements.

The Perkins Discovery Fund

SCHEDULE OF INVESTMENTS at September 30, 2010 (Unaudited) (Continued)

Shares		Value

COMMON STOCKS: 86.2% (Continued)

Printing & Related Support Activities: 1.5%
40,000	InnerWorkings, Inc.*	$262,800

Professional, Scientific &
Technical Services: 17.1%
350,000	Insignia Systems, Inc.*	2,425,500
65,000	IntegraMed
	America, Inc.*	609,700
		3,035,200
Publishing Industries: 1.8%
15,000	ePlus, Inc.*	321,750

Retailers: 5.2%
80,000	ADDvantage
	Technologies
	Group, Inc.*	236,000
90,000	Appliance Recycling
	Centers of
	America, Inc.*	280,800
50,000	U.S. Auto Parts
	Network, Inc.*	410,000
		646,000
Technology: 0.8%
50,000	Mattson
	Technology, Inc.*	137,500

Telecommunications: 0.4%
90,000	Broadcast
	International, Inc.*	67,500

Toys & Games: 1.8%
40,000	Summer Infant, Inc.*	312,800
TOTAL COMMON STOCKS
(Cost $12,026,147)		15,341,700

SHORT-TERM INVESTMENTS: 13.1%

Money Market Funds: 13.1%
817,059	Invesco Liquid Assets
	Portfolio - Institutional
	Class,0.230%^	817,059
827,807	Invesco Short-Term
	Prime Portfolio -
	Institutional
	Class, 0.152%^	827,807
696,070	Fidelity Money Market
	Portfolio - Select
	Class, 0.202%^	696,070
		2,340,936
TOTAL SHORT-TERM
INVESTMENTS
(Cost $2,340,936)		2,340,936
TOTAL INVESTMENTS
IN SECURITIES: 99.3%
(Cost $14,367,083)		17,682,636
Other Assets in Excess
of Liabilities: 0.7%		128,846
TOTAL NET ASSETS: 100.0%		$17,811,482

*	Non-income producing security.
ADR	American Depository Receipt
^	7-day yield as of September 30, 2010.

The accompanying notes are an integral part of these financial statements.

The Perkins Discovery Fund

STATEMENT OF ASSETS AND LIABILITIES at September 30, 2010 (Unaudited)

ASSETS
Investments in securities, at value
(Cost $14,367,083) (Note 2)	$17,682,636
Receivables:
Fund shares sold	171,117
Interest	363
Prepaid expenses	19,355
Total assets	17,873,471

LIABILITIES
Payables:
Fund shares redeemed	14,200
Investment advisory fees, net	9,016
Administration fees	3,417
Custody fees	122
Distribution fees	12,853
Fund accounting fees	3,441
Transfer agent fees	5,235
Chief Compliance Officer fees	1,161
Other accrued expenses	12,544
Total liabilities	61,989

NET ASSETS	$17,811,482
Net asset value, offering and redemption price per share
($17,811,482 / 694,040 shares outstanding; unlimited
shares authorized without par value)	$25.66

COMPONENTS OF NET ASSETS
Paid-in capital	$20,025,016
Accumulated net investment loss	(130,003)
Accumulated net realized loss on investments	(5,399,084)
Net unrealized appreciation on investments	3,315,553
Net assets	$17,811,482

The accompanying notes are an integral part of these financial statements.

The Perkins Discovery Fund

STATEMENT OF OPERATIONS For the Six Months Ended September 30, 2010 (Unaudited)

INVESTMENT INCOME
Dividends	$30,400
Interest	2,204
Total investment income	32,604

EXPENSES (Note 3)
Investment advisory fees	81,303
Distribution fees	20,326
Adminstration fees	20,325
Transfer agent fees	15,067
Registration fees	11,577
Fund accounting fees	10,734
Audit fees	9,112
Miscellaneous expenses	5,618
Reports to shareholders	5,446
Chief Compliance Officer fees	3,662
Legal fees	3,016
Trustee fees	2,493
Custody fees	2,419
Insurance expense	730
Total expenses	191,828
Less: fees waived	(29,221)
Net expenses	162,607
Net investment loss	(130,003)

REALIZED AND UNREALIZED GAIN ON INVESTMENTS
Net realized gain on investments	4,513
Change in net unrealized appreciation on investments	1,154,366
Net realized and unrealized gain on investments	1,158,879
Net increase in net assets
resulting from operations	$1,028,876

The accompanying notes are an integral part of these financial statements.

The Perkins Discovery Fund

STATEMENTS OF CHANGES IN NET ASSETS

	Six Months Ended	Year Ended
	September 30, 2010#	March 31, 2010
INCREASE (DECREASE) IN NET ASSETS FROM:

OPERATIONS
Net investment loss	$(130,003)	$(194,180)
Net realized gain (loss)
on investments	4,513	(1,786,502)
Change in net unrealized appreciation
on investments	1,154,366	7,666,051
Net increase in net assets
resulting from operations	1,028,876	5,685,369

CAPITAL SHARE TRANSACTIONS
Net increase in net
assets derived from net change
in outstanding shares (a) (b)	2,693,850	1,564,477
Total increase
in net assets	3,722,726	7,249,846

NET ASSETS
Beginning of period/year	14,088,756	6,838,910
End of period/year	$17,811,482	$14,088,756
Accumulated net investment loss	$(130,003)	$—

(a)	Summary of capital share transactions is as follows:

	Six Months Ended		Year Ended
	September 30, 2010#		March 31, 2010
	Shares	Value	Shares	Value
Shares sold	285,543	$7,087,993	237,212	$4,837,010
Shares issued in
reinvestment of
distributions	—	—	—	—
Shares redeemed (b)	(182,312)	(4,394,143)	(163,657)	(3,272,533)
Net increase	103,231	$2,693,850	73,555	1,564,477

(b)	Net of redemption fees of $12,284 and $9,819, respectively.
#	Unaudited.

The accompanying notes are an integral part of these financial statements.

The Perkins Discovery Fund

FINANCIAL HIGHLIGHTS For a capital share outstanding throughout each period/year

	Six Months
	Ended		Year Ended March 31,
	September 30,
	2010#		2010	2009	2008	2007	2006
Net asset value, beginning
of period/year	$23.85		$13.22	$22.15	$29.14	$27.71	$22.52

INCOME FROM INVESTMENT OPERATIONS:
Net investment loss	(0.43)		(0.33)	(0.31)	(0.28)	(0.48)	(0.33)
Net realized and
unrealized gain (loss)
on investments	2.22		10.94	(8.44)	(5.89)	4.16	7.72
Total from investment
operations	1.79		10.61	(8.75)	(6.17)	3.68	7.39

LESS DISTRIBUTIONS:
From net
realized gain	—		—	(0.18)	(0.92)	(2.25)	(2.21)
Paid-in capital from
redemption fees
(Note 2)	0.02		0.02	0.00 *	0.10	0.00 *	0.01
Net asset value,
end of period/year	$25.66		$23.85	$13.22	$22.15	$29.14	$27.71

Total return	7.59	%^	80.41%	(39.40)%	(21.33)%	14.24%	35.15%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end
of period/year
(millions)	$17.8		$14.1	$6.8	$15.9	$13.6	$11.9

RATIO OF EXPENSES TO AVERAGE NET ASSETS:
Before fees waived and
expenses absorbed	2.36	%+	2.88%	2.92%	2.18%	2.54%	3.28%
After fees waived and
expenses absorbed	2.00	%+	2.00%	2.00%	2.02%	2.50%	2.50%

RATIO OF NET INVESTMENT LOSS TO AVERAGE NET ASSETS:
Before fees waived and
expenses absorbed	(1.74	)%+	(2.67)%	(2.40)%	(1.15)%	(1.84)%	(2.68)%
After fees waived and
expenses absorbed	(1.38	)%+	(1.79)%	(1.48)%	(0.99)%	(1.80)%	(1.90)%
Portfolio turnover rate	2	%^	39%	60%	93%	78%	78%

#	Unaudited.
*	Amount is less than $0.01.
+	Annualized.
^	Not Annualized.

The accompanying notes are an integral part of these financial statements.

The Perkins Discovery Fund

NOTES TO FINANCIAL STATEMENTS September 30, 2010 (Unaudited)

NOTE 1 – ORGANIZATION

The Perkins Discovery Fund (the “Fund”) is a series of shares of beneficial interest of Professionally Managed Portfolios (the “Trust”), which is registered under the Investment Company Act of 1940, as amended, (the “1940 Act”) as an open-end management investment company.  The Fund commenced operations on April 9, 1998.

The Fund’s investment objective is to seek long-term capital appreciation.

NOTE 2 – SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Funds.  These policies are in conformity with accounting principles generally accepted in the United States of America.

A.  Security Valuation.  All equity securities that are traded on a national securities exchange, except those listed on the NASDAQ Global Market® (“NASDAQ”),  are valued at the last reported sale price on the exchange on which the security is principally traded.  Securities traded on NASDAQ will be valued at the NASDAQ Official Closing Price (“NOCP”).  If, on a particular day, an exchange-traded or NASDAQ security does not trade, then the mean between the most recent quoted bid and asked prices will be used. All equity securities that are not traded on a listed exchange are valued at the last sale price in the over-the-counter market.  If a non-exchange traded security does not trade on a particular day, then the mean between the last quoted closing bid and asked price will be used.

     Short-term securities that have maturities of less than 60 days, at the time of purchase, are valued at cost, which when combined with accrued interest, approximates market value.

     Securities for which quotations are not readily available are valued at their respective fair values as determined in good faith by the Board of Trustees.  When a security is “fair valued,” consideration is given to the facts and circumstances relevant to the particular situation, including a review of various factors set forth in the pricing procedures adopted by the Board of Trustees.  Fair value pricing is an inherently subjective process, and no single standard exists for determining fair value.  Different funds could reasonably arrive at different values for the same security.  The use of fair value pricing by a fund may cause the net asset

The Perkins Discovery Fund

NOTES TO FINANCIAL STATEMENTS September 30, 2010 (Unaudited) (Continued)

     value of its shares to differ significantly from the net asset value that would be calculated without regard to such considerations. As of September 30, 2010, the Fund did not hold any fair valued securities.

     As described above, the Fund utilizes various methods to measure the fair value of most of its investments on a recurring basis.  U.S. GAAP establishes a hierarchy that prioritizes inputs to valuations methods.  The three levels of inputs are:

Level 1 –	Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.
Level 2 –
Observable inputs other than quoted prices included in level 1 that are observable for the asset or liability, either directly or indirectly.  These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 –
Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available; representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

    The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security.  To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment.  Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in level 3.

    The inputs used to measure fair value may fall into different levels of the fair value hierarchy.  In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The Perkins Discovery Fund

NOTES TO FINANCIAL STATEMENTS September 30, 2010 (Unaudited) (Continued)

     The following is a summary of the inputs used to value the Fund’s net assets as of September 30, 2010:

	Level 1	Level 2	Level 3	Total
Common Stocks^	$15,341,700	$—	$—	$15,341,700
Short-Term Investments	2,340,936	—	—	2,340,936
Total Investments in Securities	$17,682,636	$—	$—	$17,682,636

 ^See Schedule of Investments for industry breakout.

B.  Federal Income Taxes. The Fund has elected to be taxed as a “regulated investment company” and intends to distribute substantially all taxable income to its shareholders and otherwise comply with the provisions of the Internal Revenue Code applicable to regulated investment companies.  Therefore, no provision for federal income taxes or excise taxes has been made.

     In order to avoid imposition of the excise tax applicable to regulated investment companies, the Fund intends to declare each year as dividends in each calendar year at least 98% of its net investment income (earned during the calendar year) and 98% of its net realized capital gains (earned during the twelve months ended October 31) plus undistributed amounts, if any, from prior years.

     Net capital losses incurred after October 31 and within the taxable year are deemed to arise on the first business day of the Fund’s next taxable year.  At March 31, 2010 the Fund had capital loss carryforwards in the amount of $5,403,597, of which $3,205,545 expire on March 31, 2017 and $2,198,052 expire on March 31, 2018.

     The Fund recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities.  Management has analyzed the Fund’s tax positions, and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on returns filed for open tax years (2007-2009), or expected to be taken in the Fund’s 2010 tax returns.  The Fund identifies its major tax jurisdictions as U.S. Federal and Massachusetts State; however the Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

The Perkins Discovery Fund

NOTES TO FINANCIAL STATEMENTS September 30, 2010 (Unaudited) (Continued)

C.  Security Transactions and Investment Income.  Investment securities transactions are accounted for on the trade date. Gains and losses realized on sales of securities are determined on a specific identification basis. Discounts/premiums on debt securities purchased are accreted/amortized over the life of the respective securities using the effective interest method.  Dividend income is recorded on the ex-dividend date.  Interest income is recorded on an accrual basis.  Other non-cash dividends are recognized as investment income at the fair value of the property received.  Withholding taxes on foreign dividends have been provided for in accordance with the Trust’s understanding of the applicable country’s tax rules and rates.

D.  Distributions to Shareholders.  Distributions to shareholders from net investment income and net realized gains on securities for the Fund normally are declared and paid on an annual basis.  Distributions are recorded on the ex-dividend date.

E   Use of Estimates.  The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements, as well as the reported amounts of revenues and expenses during the period.  Actual results could differ from those estimates.

F.   Share Valuation.  The net asset value (“NAV”) per share of the Fund is calculated by dividing the sum of the value of the securities held by the Fund, plus cash or other assets, minus all liabilities (including estimated accrued expenses) by the total number of shares outstanding for each Fund, rounded to the nearest cent.  The Fund’s shares will not be priced on the days on which the NYSE is closed for trading.  The offering and redemption price per share for the Fund is equal to the Fund’s net asset value per share.  The Fund charges a 1.00% redemption fee on shares held less than 90 days.  These fees are deducted from the redemption proceeds otherwise payable to the shareholder.  The Fund will retain the fee charged as paid-in capital and such fees become part of that Fund’s daily NAV calculation.

G.  Guarantees and Indemnifications.  In the normal course of business, the Fund enters into contracts with service providers that contain general indemnification clauses.  The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may

The Perkins Discovery Fund

NOTES TO FINANCIAL STATEMENTS September 30, 2010 (Unaudited) (Continued)

     be against the Fund that have not yet occurred.  However, based on experience, the Fund expects the risk of loss to be remote.

H.  Illiquid Securities. A security may be considered illiquid if it lacks a readily available market.  Securities are generally considered liquid if they can be sold or disposed of in the ordinary course of business within seven days at approximately the price at which the security is valued by the Fund.  Illiquid securities may be valued under methods approved by the Board of Trustees as reflecting fair value.  The Fund intends to invest no more than 15% of its net assets in illiquid securities.

     At September 30, 2010, the Fund did not hold any securities considered illiquid.

I.    Subsequent Events.  In preparing these financial statements, management has evaluated events and transactions for potential recognition or disclosure through the date the financial statements were issued.

J.      New Accounting Pronouncement.  In January 2010, the FASB issued Accounting Standards Update “Improving Disclosures about Fair Value Measurements” (“ASU”).  The ASU requires enhanced disclosures about a) transfers into and out of Levels 1 and 2, and b) purchases, sales, issuances, and settlements on a gross basis relating to Level 3 measurements.  The first disclosure is effective for the first reporting period beginning after December 15, 2009, and for interim periods within those fiscal years.  There were no significant transfers into or out of Levels 1 and 2 during the current period.

    The second disclosure will become effective for fiscal years beginning after December 15, 2010, and for interim periods within those fiscal years.  Management is currently evaluating the impact this disclosure may have on the Fund’s financial statements.

NOTE 3 – COMMITMENTS AND OTHER RELATED PARTY TRANSACTIONS

Perkins Capital Management, Inc. (the “Advisor”) provides the Fund with investment management services under an Investment Advisory Agreement (the “Agreement”).  Under the Agreement, the Advisor furnishes all investment advice, office space and certain administrative services, and provides most of the personnel needed by the Fund.  As compensation for its services, the Advisor is entitled to a monthly fee at the annual rate of 1.00% based upon the average daily net assets of the Fund.  For the six months ended September 30, 2010 the Fund incurred $81,303 in advisory fees.

The Perkins Discovery Fund

NOTES TO FINANCIAL STATEMENTS September 30, 2010 (Unaudited) (Continued)

Effective July 18, 2007, the Advisor contractually agreed to limit the Fund’s annual ratio of expenses to 2.00% of the Fund’s average daily net assets.  Prior to July 18, 2007, the limit on the Fund’s annual ratio of expenses was 2.50% of the Fund’s average daily net assets.  The contract’s term is indefinite and may be terminated only by the Board of Trustees.  Any fees waived or voluntarily reduced and/or any Fund expenses absorbed by the Advisor pursuant to the agreed upon expense cap shall be reimbursed by the Fund to the Advisor, if so requested by the Advisor, anytime before the end of the third fiscal year following the year to which the fee waiver and/or expense absorption relates, provided the aggregate amount of the Fund’s current operating expenses for such fiscal year does not exceed the applicable limitation on Fund expenses.

At September 30, 2010, the cumulative unreimbursed amount paid and/or waived by the Advisor on behalf of the Fund that may be reimbursed was $267,371.  The Advisor may recapture a portion of the above amount no later than the dates as stated below:

Year of Expiration	Amount
March 31, 2011	$ 41,618
March 31, 2012	101,637
March 31, 2013	94,895
March 31, 2014	29,221

The Fund must pay its current ordinary operating expenses before the Advisor is entitled to any reimbursement.  Any such reimbursement is also contingent upon Board of Trustees review and approval prior to the time the reimbursement is initiated.

U.S. Bancorp Fund Services, LLC (“USBFS”), an indirect wholly-owned subsidiary of U.S. Bancorp, serves as the Fund’s Administrator (the “Administrator”) and, in that capacity, performs various administrative services for the Fund.  USBFS also serves as the Fund’s fund accountant, transfer agent, dividend disbursing agent and registrar.  The Administrator prepares various federal and state regulatory filings, reports and returns for the Fund; prepares reports and materials to be supplied to the trustees; monitors the activities of the Fund’s custodian, transfer agent and accountants; coordinates the preparation and payment of Fund expenses and reviews the Fund’s expense accruals.  For the six months ended September 30, 2010, the Fund incurred $20,325 in administration fees. The officers of the Trust are employees of the Administrator. The Chief Compliance

The Perkins Discovery Fund

NOTES TO FINANCIAL STATEMENTS September 30, 2010 (Unaudited) (Continued)

Officer is also an employee of the Administrator.  For the six months ended September 30, 2010, the Fund was allocated $3,662 of the Trust’s Chief Compliance Officer fee.

Quasar Distributors, LLC (the “Distributor”) acts as the Fund’s principal underwriter in a continuous public offering of the Fund’s shares.  U.S. Bank, N.A. (the “Custodian”) serves as custodian to the Fund. Both the Distributor and Custodian are affiliates of the Administrator.

The Fund has adopted a Distribution Plan (the “Plan”) in accordance with Rule 12b-1 under the 1940 Act.  The Plan provides that the Fund may pay a fee to the Advisor as Distribution Coordinator at an annual rate of up to 0.25% of the average daily net assets of the Fund.  The Fund pays a fee to the Advisor as compensation for distribution-related activities, not reimbursement for specific expenses.  For the six months ended September 30, 2010, the Fund paid distribution fees of $20,326 to the Advisor.

NOTE 4 – PURCHASES AND SALES OF SECURITIES

For the six months ended September 30, 2010, the cost of purchases and the proceeds from sales of securities for the Fund, excluding short-term securities, was $2,083,255 and $228,233, respectively.

There were no purchases or sales of U.S. Government obligations for the six months ended September 30, 2010.

The cost basis of investments for federal income tax purposes at September 30, 2010 was follows:

Cost of investments	$14,367,083
Gross tax unrealized appreciation	6,211,802
Gross tax unrealized depreciation	(2,896,249)
Net tax unrealized appreciation	$3,315,553

NOTE 5 – DISTRIBUTIONS TO SHAREHOLDERS

The Fund did not make distributions for the six months ended September 30, 2010 or the year ended March 31, 2010.

The Perkins Discovery Fund

NOTES TO FINANCIAL STATEMENTS September 30, 2010 (Unaudited) (Continued)

As of March 31, 2010, the components of distributable earnings on a tax basis were as follows:

Net unrealized appreciation	$2,161,187
Undistributed ordinary income	—
Undistributed long-term capital gain	—
Total distributable earnings	—
Other accumulated losses	(5,403,597)
Total accumulated losses	$(3,242,410)

The Perkins Discovery Fund

INFORMATION ABOUT PROXY VOTING (Unaudited)

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent twelve months ending June 30 is available by calling (800) 280-4779 and on the SEC’s website at www.sec.gov.

INFORMATION ABOUT THE PORTFOLIO HOLDINGS (Unaudited)

The Fund files its complete schedule of portfolio holdings for its first and third fiscal quarters with the SEC on Form N-Q. The Fund’s Form N-Q is available without charge, upon request, by calling (800) 280-4779. The Fund discloses its calendar quarter-end portfolio holdings on its website at www.perkinscapital.com within 7 business days after the calendar quarter end. Furthermore, you can obtain the Form N-Q on the SEC’s website at www.sec.gov.

INFORMATION ABOUT HOUSEHOLDING (Unaudited)

In an effort to conserve resources, the Fund intends to reduce the number of duplicate Prospectuses and Annual and Semi-Annual Reports you receive by sending only one copy of each to addresses where we reasonably believe two or more accounts are from the same family.  If you would like to discontinue householding for your accounts, please call (800) 280-4779 to request individual copies of these documents.  We will begin sending individual copies thirty days after receiving your request to stop householding.  This policy does not apply to account statements.

The Perkins Discovery Fund

APPROVAL OF INVESTMENT ADVISORY AGREEMENT (Unaudited)

At a meeting held on July 19 and 20, 2010, the Board (which is comprised entirely of persons who are Independent Trustees as defined under the Investment Company Act) considered and approved the continuance of the Advisory Agreement for The Perkins Discovery Fund (the “Fund”), a series of Professionally Managed Portfolios (the “Trust”) with Perkins Capital Management, Inc. (the “Advisor”) for another annual term.  At this meeting and at a prior meeting held on May 24 and 25, 2010, the Board received and reviewed substantial information regarding the Fund, the Advisor and the services provided by the Advisor to the Fund under the Advisory Agreement.  In addition, the Board engaged an independent third party consulting firm to review the appropriateness of the peer group categories selected for comparison purposes.  This information, together with the information provided to the Board throughout the course of the year, formed the primary (but not exclusive) basis for the Board’s determinations.  Below is a summary of the factors considered by the Board and the conclusions that formed the basis for the Board’s approval of the continuance of the Advisory Agreement:

1.The nature, extent and quality of the services provided and to be provided by the Advisor under the Advisory Agreement.  The Board considered the Advisor’s specific responsibilities in all aspects of day-to-day investment management of the Fund.  The Board considered the qualifications, experience and responsibilities of the portfolio managers, as well as the responsibilities of other key personnel of the Advisor involved in the day-to-day activities of the Fund.  The Board also considered the resources and compliance structure of the Advisor, including information regarding its compliance program, its chief compliance officer and the Advisor’s compliance record, and the Advisor’s business continuity plan.  The Board also considered the prior relationship between the Advisor and the Trust, as well as the Board’s knowledge of the Advisor’s operations, and noted that during the course of the prior year they had met with the Advisor in person to discuss various marketing and compliance topics, including the Advisor’s diligence in risk oversight.  The Board concluded that the Advisor had the quality and depth of personnel, resources, investment methods and compliance policies and procedures essential to performing its duties under the Advisory Agreement and that the nature, overall quality, cost and extent of such management services are satisfactory and reliable.

The Perkins Discovery Fund

APPROVAL OF INVESTMENT ADVISORY AGREEMENT (Unaudited) (Continued)

2.The Fund’s historical year-to-date performance and the overall performance of the Advisor.  In assessing the quality of the portfolio management delivered by the Advisor, the Board reviewed the short-term and long-term performance of the Fund as of March 31, 2010 on both an absolute basis, and in comparison to its peer funds utilizing Lipper classifications.

 The Board noted that the Fund’s performance was above its peer group median for the one-year and five-year periods and below its peer group median for the three-year and ten-year periods.

 The Trustees also considered any differences of performance between similarly managed accounts and the performance of the Fund and found the differences to be reasonable.

3.The costs of the services to be provided by the Advisor and the structure of the Advisor’s fees under the Advisory Agreement.  The Board noted that Perkins had contractually agreed to maintain an annual expense ratio of 2.00%.  The Trustees noted that the Fund’s contractual advisory fee and total expense ratio were above its peer group median.  The Trustees stated that, as they had previously indicated, they would continue to monitor the Fund’s expenses closely as they determined the Advisor’s ability to continue to subsidize the Fund’s expenses.

 The Trustees took into consideration the services Perkins provided to its institutional and separately managed account clients comparing the fees charged for those management services to the fees charged to the Fund.  The Trustees found that the fees charged to the Fund were in line with the fees charged by Perkins to its other investment management and separately managed account clients.

4.Economies of Scale.  The Board also considered that economies of scale would be expected to be realized by the Advisor as the assets of the Fund grow.  The Board noted that the Advisor has contractually agreed to reduce its advisory fees or reimburse expenses so that the Fund does not exceed its specified expense limitation.  The Board concluded that there were no effective economies of scale to be shared with the Fund at current asset levels, but considered revisiting this issue in the future as circumstances changed and asset levels increased.

5.The profits to be realized by the Advisor and its affiliates from their relationship with the Fund.  The Board reviewed the Advisor’s financial

The Perkins Discovery Fund

APPROVAL OF INVESTMENT ADVISORY AGREEMENT (Unaudited) (Continued)

 information and took into account both the direct benefits and the indirect benefits to the Advisor from advising the Fund.  The Board considered the profitability to the Advisor from its relationship with the Fund and considered any additional benefits derived by the Advisor from its relationship with the Fund, particularly benefits received in exchange for “soft dollars” and the 12b-1 fees paid to the Advisor.  After such review, the Board determined that the profitability to the Advisor with respect to the Advisory Agreement was not excessive, and that the Advisor had maintained adequate profit levels to support the services it provides to the Fund.

No single factor was determinative of the Board’s decision to approve the continuance of the Advisory Agreement, but rather the Board based its determination on the total combination of information available to them.  Based on a consideration of all the factors in their totality, the Board determined that the advisory arrangements with the Advisor, including the advisory fee, were fair and reasonable.  The Board, therefore, determined that the continuance of the Advisory Agreement would be in the best interests of the Fund and its shareholders.

The Perkins Discovery Fund

PRIVACY NOTICE

The Fund collects non-public information about you from the following sources:

•  Information we receive about you on applications or other forms;

•  Information you give us orally; and

•  Information about your transactions with us or others.

We do not disclose any non-public personal information about our customers or former customers without the customer’s authorization, except as permitted by law or in response to inquiries from governmental authorities.  We may share information with affiliated and unaffiliated third parties with whom we have contracts for servicing the Fund.  We will provide unaffiliated third parties with only the information necessary to carry out their assigned responsibilities.  We maintain physical, electronic and procedural safeguards to guard your non-public personal information and require third parties to treat your non-public personal information with the same high degree of confidentiality.

In the event that you hold shares of the Fund through a financial intermediary, including, but not limited to, a broker-dealer, bank, or trust company, the privacy policy of your financial intermediary would govern how your non-public personal information would be shared by those entities with unaffiliated third parties.

This notice is not a part of the Semi-Annual Report.

(This Page Intentionally Left Blank.)

Advisor
PERKINS CAPITAL MANAGEMENT, INC.
730 East Lake Street
Wayzata, MN  55391-1769
(800) 998-3190
(952) 473-8367

Distributor
QUASAR DISTRIBUTORS, LLC
615 East Michigan Street
Milwaukee, WI  53202

Custodian
U.S. BANK, N.A.
Custody Operations
1555 North RiverCenter Drive, Suite 302
Milwaukee, WI  53212

Transfer Agent, Fund Accounting & Fund Administration
U.S. BANCORP FUND SERVICES, LLC
P.O. Box 701
Milwaukee, WI  53201-0701

Independent Registered Public Accounting Firm
TAIT, WELLER & BAKER LLP
1818 Market Street, Suite 2400
Philadelphia, PA  19103

Legal Counsel
PAUL, HASTINGS, JANOFSKY & WALKER LLP
Park Avenue Tower
75 E. 55th Street, Floor 15
New York, NY  10022

The Perkins Discovery Fund
Symbol – PDFDX
CUSIP – 742935711

Item 2. Code of Ethics.

 “Not applicable for semi-annual reports.”

Item 3. Audit Committee Financial Expert.

 “Not applicable for semi-annual reports.”

Item 4. Principal Accountant Fees and Services.

 “Not applicable for semi-annual reports.”

Item 5. Audit Committee of Listed Registrants.

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Investments.

Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

 There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of trustees .

Item 11. Controls and Procedures.

The Registrant’s President and Treasurer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934.  Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

Item 12. Exhibits.

(a)
(1) Any code of ethics or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Incorporated by reference to previous Form N-CSR filing.

(2) A separate certification for each principal executive and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.  Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable to open-end investment companies.

(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)  Professionally Managed Portfolios

By (Signature and Title)                      /s/Robert M. Slotky
Robert M. Slotky, President

Date     December 2, 2010

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)                      /s/Robert M. Slotky
Robert M. Slotky, President

Date     December 2, 2010

By (Signature and Title)                      /s/Patrick J. Rudnick
Patrick J. Rudnick, Treasurer

Date     December 3, 2010

* Print the name and title of each signing officer under his or her signature.